UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First United Ethanol, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF MEMBERS AND IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEMBER MEETING TO BE HELD ON FEBRUARY 18, 2009
To our Members:
The 2009 Annual Meeting of Members (the “2009 Annual Meeting”) of First United Ethanol, LLC (the “Company”) will be held on Wednesday, February 18, 2009, at the Camilla Depot, 30 E. Broad Street, Camilla, Georgia 31730. Registration for the Annual Meeting will begin at 8:00 a.m. The 2009 Annual Meeting will commence at approximately 9:00 a.m. The purposes of the meeting are to: (1) Elect ten (10) Directors to our Board of Directors; and (2) Transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof. The Board of Directors recommends a vote FOR the election of its nominees for Directors.
•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to Members are available at

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling Alicia Shirah at our office at (229) 522-2822 x205 or emailing your request to alicia@firstunitedethanol.com on or before February 11, 2009, to facilitate timely delivery.

If you have any questions regarding the information in the proxy statement or completion of the proxy card located on our website at www.firstunitedethanol.com under the “Investor Relations” tab, or if you need directions to attend the meeting and vote in person, please call Alicia Shirah in our office at (229) 522-2822 or email her at alicia@firstunitedethanol.com.
Only Members listed on the Company’s records at the close of business on December 31, 2008 are entitled to notice of the Annual Meeting and to vote at the 2009 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on Tuesday, February 17, 2009.
All Members are cordially invited to attend the 2009 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy card will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (229) 522-2824 or mail it to us at:
FUEL
Attention: Alicia Shirah
P.O. Box 386
Camilla, Georgia 31730
By order of the Board of Directors,

Thomas Dollar, II
Chairman of the Board
Pelham, Georgia
December 31, 2008

First United Ethanol, LLC
4433 Lewis B. Collins Road
Pelham, Georgia 31779

Proxy Statement
2009 Annual Meeting of Members
Wednesday, February 18, 2009

SOLICITATION AND VOTING INFORMATION
The enclosed proxy is solicited by the board of directors of First United Ethanol, LLC (the “Company”) for use at the annual meeting of Members of the Company to be held on Wednesday, February 18, 2009, and at any adjournment thereof. Such meeting is to be held at Camilla Depot in Camilla, Georgia, and will commence at 9:00 a.m. Such solicitation is being made by posting on the Company’s website (www.firstunitedethanol.com), however, the Company may also use its officers, directors and employees to solicit proxies from Members either in person or by telephone, facsimile or letter without extra compensation. Distribution of this proxy statement via access on the Company’s website (www.firstunitedethanol.com) is scheduled to begin on or about December 31, 2008.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why did I receive this proxy statement?

A:
The board of directors is soliciting your proxy to vote at the 2009 Annual Meeting because you were a Member of the Company at the close of business on December 31, 2008, the record date, and are entitled to vote at the meeting.

Q:	What am I voting on?

A:	You are voting on:
•	The election of three (3) Group I Directors;

•	The election of three (3) Group II Directors; and

•	The election of four (4) Group III Directors.
The ten (10) incumbent nominees are Murray Campbell, Tommy Hilliard, Steve Collins, Miley Adams, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, Robert Holden, Sr., and Michael Harrell. The board of directors recommends a vote FOR these nominees. There are no non-incumbent nominees.
Q:	How many votes do I have?

A:
On any matter which may properly come before the meeting, each Member entitled to vote will have one vote for each membership unit owned of record by such Member as of the close of business on December 31, 2008.

Q:	What is the voting requirement to elect the Directors?

A:
The Directors will be elected by a plurality vote of the Members. That is, the ten (10) persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum.

Q:	How many membership units are outstanding?

A:	On December 31, 2008, there are 76,610 outstanding membership units.

Q:	What is the effect of an abstention?

A:
Abstentions for Director elections will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that the nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum. Abstentions will be counted when determining whether a quorum is present.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2009 Annual Meeting either in person or by proxy. You may vote using either of the following methods:
•
Proxy card. The enclosed proxy card is a means by which a Member may authorize the voting of his, her, or its membership units at the 2009 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2009 Annual Meeting in accordance with the Member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card. After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or fax it to the Company at (229) 522-2824. If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR Murray Campbell, Tommy Hilliard, Steve Collins, Miley Adams, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, Robert Holden, Sr., and Michael Harrell. In order for your vote to count, the Company must receive your proxy card by 5:00 p.m. local time on Tuesday, February 17, 2009.

•	In person at the 2009 Annual Meeting. All Members of record as of December 1, 2008 may vote in person at the 2009 Annual Meeting.
Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2009 Annual Meeting;

•
Giving either personal or written notice of the revocation to Thomas Dollar, II, Board Chairman of First United Ethanol, LLC, at the Company’s offices at 4433 Lewis B. Collins Road, Pelham, Georgia 31779; or

•	Giving either personal or written notice of the revocation to the Company’s Secretary, Bryant Campbell, at the commencement of the 2009 Annual Meeting.
Q:	What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card, then the Proxies will vote your units FOR Murray Campbell, Tommy Hilliard, Steve Collins, Miley Adams, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, Robert Holden, Sr., and Michael Harrell. If you mark some but not all of the boxes, the Proxies will vote your units ONLY for the persons you mark as your choices and any boxes not marked will not be counted as a vote for the nominee. However, your units will be included in the determination of whether a quorum is present.

Q:	Who may attend the 2009 Annual Meeting?

A:	All Members as of the close of business on the record date may attend the 2009 Annual Meeting along with their immediate families.

Q:	What is the record date for the 2009 Annual Meeting?

A:	December 31, 2008.

Q:	Who will count the vote?

A:	Alicia Shirah, Director of Communications, will count the votes and the Company’s Controller, Sandy Boone, will supervise the process.

Q:	What constitutes a quorum?

A:
As of the record date, the Company had 76,610 issued and outstanding membership units. The presence of Members holding twenty five percent (25%) of the total outstanding membership units (19,153) constitutes a quorum. If you submit a properly executed proxy, then you will be considered part of the quorum.

Q:	How do I nominate a candidate for election as a Director at next year’s annual meeting?

A:
Next year there will be three (3) Directors up for election. Nominations for Director seats are made by a nominating committee appointed by our board. The nominating committee may decide to solicit nominations from the Members. In addition, a Member can nominate a candidate for Director by following the procedures explained in Section 5.3 of our operating agreement.

In order for a Member nomination to be considered for inclusion in next year’s proxy statement, the nomination must be submitted in writing to the Company during the 30-day nomination period, which will begin on or about November 1, 2009 and end on or about December 1, 2009. The Company suggests that nominations be submitted by certified mail-return receipt requested.
Q:	How do I submit a proposal for consideration by the Members at next year’s annual meeting?

A:
Any Member proposal intended to be considered for inclusion in the Company’s Proxy Statement for presentation at the 2010 Annual Meeting of Members must be received by the Company no later than August 21, 2009 (120 days prior to the one year anniversary of the date of mailing of this proxy statement). The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2010 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company written notice of such proposal no later than November 1, 2009. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
If the Company does not receive written notice of a Member proposal intended to be submitted to the 2010 Annual Meeting by August 21, 2009 the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a Member proposal intended to be submitted to the 2010 Annual Meeting by August 21, 2009, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.
Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation material and the Company’s 2008 Annual Report on Form 10-KSB, for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

Proposal
ELECTION OF DIRECTORS
The initial Board of Directors was comprised of thirteen (13) Directors. Since that time, two directors have resigned and have not been replaced and the current board of Directors consists of eleven (11) Directors. In April 2007 Terry Hart resigned from the board and in February 2008 J. Harris Morgan resigned from the board. The initial term for these Directors ends with the first annual or special meeting of the Members following the date on which substantial operations of our ethanol production facilities commence. Operations of the facilities commenced in October 2008; therefore, initial terms of the eleven (11) Directors will expire on February 18, 2009 at the 2009 Annual Meeting of the Members.
Pursuant to our Second Amended and Restated Operating Agreement, members of the Board of Directors will be divided into three (3) groups which will serve staggered terms. The Board of Directors has nominated the following persons for election as Directors: Murray Campbell, Tommy Hilliard, Steve Collins, Miley Adams, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, Robert Holden, Sr., and Michael Harrell. All nominees are incumbent Directors and have indicated their willingness to serve as Directors if elected.
The ten (10) nominees receiving the highest vote totals will be elected as Directors of the Company at the 2009 Annual Meeting provided a quorum is present. The Board of Directors has determined that Donald Shirah, John B. Johnson, and Michael W. Harrell will be placed in Group I, and if elected, they will become Group I Directors and each will serve a term until the 2010 annual meeting of Members. Robert L. Holden, Sr., Steve Collins, and Miley Adams will be placed in Group II, and if elected, will become Group II Directors and each will serve a term until the 2011 annual meeting of Members. Thomas H. Dollar, II, Murray Campbell, Kenneth J. Hunnicutt, and Tommy L. Hilliard will be placed in Group III, and if elected, will become Group III Directors. The Group III Directors will serve a term until the 2012 annual meeting of Members.
The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2009 Annual Meeting:

		Year First Became a	If Elected, Term
Name	Age	Director	will Expire
Michael W. Harrell	46	2005	2010
John B. Johnson	69	2005	2010
Donald Shirah	65	2005	2010
Miley Adams	59	2005	2011
Steve Collins	43	2005	2011
Robert L. Holden, Sr.	62	2005	2011
Murray Campbell	53	2005	2012
Thomas H. Dollar, II	48	2005	2012
Tommy L. Hilliard	67	2005	2012
Kenneth J. Hunnicutt	72	2005	2012
Biographical Information of Nominees
As of December 1, 2008:
Murray Campbell, Chief Executive Officer and Director. Age 53. For the past five years, Murray Campbell has owned and operated a 1300-acre farming operation. He has been involved in agriculture since beginning in the farm supply business during high school and college. He then worked for 9 years in the farm management industry. For 17 years, he was a partner in CoveyRise Plantation, a commercial hunting preserve, and Hopeful Peanut Company, a peanut buying point. Mr. Campbell has served as the Georgia representative and Chairman of the National Peanut Board as well as numerous peanut industry committees. Mr. Campbell has been deeply involved in water issues in Georgia serving on several state and regional boards. He has been on boards of directors of cotton gins, farm bureaus, county USDA committees, state tourism and agriculture committees, athletic organizations and the Presbyterian Church. Murray Campbell and Bryant Campbell, our Secretary, are cousins. Also, Murray Campbell and Miley Adams are brothers-in-law. Mr. Campbell served as a Director since our inception. He also served as our Chairman until February 2008. At that time, he became our Chief Executive Officer.

Tommy L. Hilliard, Vice Chairman and Director. Age 67. For the past five years, Tommy L. Hilliard has served as Senior Vice President and Board Secretary for Planters & Citizens Bank of Camilla, Georgia. In addition, he has served as Chairman of the Mitchell County Development Authority and managed W. C. Adams & Sons, a family corporation. Mr. Hilliard also owns and operates a farm in the Camilla area and owns one-third interest in E.H.T. Landholding Company, LLC, a family farming company. He currently serves as a member of the board of directors for the Five County Joint Development Authority and has previously served as a member of the boards of directors for the Mitchell County Schools and Southwest Georgia Economic Development Corporation, the lending arm of the Southwest Georgia Regional Development Commission. Mr. Hilliard currently serves as our Vice-Chairman and has served as a Director since our inception.
Steve Collins, Treasurer and Director. Age 43. For the past five years, Steve Collins has been engaged in a family farming enterprise in Mitchell County. He also currently serves on the board of the Mitchell County Farm Bureau. Mr. Collins has served as our Treasurer and a Director since our inception.
Miley Adams, Director. Age 59. For the past five years, Miley Adams has been a farmer in the Camilla area. In addition, Mr. Adams owns and manages farming operations for Joe B. Adams & Sons, Inc. and Adams Poultry. He currently serves on the Board of Directors of Planters and Citizens Bank. He also serves on the Board of Directors for W.C. Adams & Sons and Adams & Walker, Inc. Mr. Adams and Murray Campbell, our CEO, are brothers-in-law. Mr. Adams has served as our Vice President of Marketing and a Director since our inception.
Thomas H. Dollar, II, Chairman and Director. Age 48. For the past five years, Thomas H. Dollar has been President and majority owner of Dollar Farm Products Company and Decatur Gin Company of Bainbridge, Georgia. Mr. Dollar is also engaged in a farming operation under the name Dollar Family Farms. Mr. Dollar has served on the boards of the Georgia Soybean Association, Tri River Waterway and Chickasha Oil Mills. He presently is on the board of directors at Park Avenue Bank in Bainbridge, American Peanut Growers Group-Donalsonville, Georgia, Hidden Dunes Condo-Panama City Beach, Florida and Chem-Nut in Albany, Georgia. Mr. Dollar has previously served as our Vice President of Operations and has been a Director since September 2005. Mr. Dollar has served as Chairman since February 2008.
John B. “Bubba” Johnson, Director. Age 69. For the past five years, John B. “Bubba” Johnson has been a row crop farmer in Mitchell County. He is a member of the board of directors of Mitchell Electric Corp. and a member of the Flint River Planning and Water Policy Council, the Stake Holders Committee for the Flint River Basin and the Camilla Chamber of Commerce. Mr. Johnson is active in Farm Bureau, currently serving as the President of the Mitchell County Farm Bureau, and he previously served on the Georgia Farm Bureau’s Water Commodity Committee, Poultry Committee, and Policy Development Committee. He was also a member of the board of directors of Mitchell Baker Retardation Center, the Mitchell County Hospital Authority, the Mitchell County Zoning Board and Westwood Schools. Mr. Johnson has served as a Director since our inception.
Donald Shirah, Director. Age 65. For the past five years, Donald Shirah has been farming in Mitchell County. He also owns and manages a 2,000-head hog operation. He currently serves as President of the Pinecliff Gin, Vice-President of the Mitchell County Farm Bureau and is a member of the board of directors of the Bank of Camilla. Mr. Shirah has served as a Director since our inception.
Kenneth J. Hunnicutt, Director. Age 72. In 2006, Kenneth J. Hunnicut retired as Chairman of Ameris Bancorp, a position he held for 20 years. Mr. Hunnicutt is also engaged in farming and cattle operations. He has held leadership positions that include: Chairman and Board of Director for the Georgia’s Bankers Association; Advisory Board for Norfolk Southern; Chairman of Colquitt County Economic Development Corporation; and President of Moultire-Colquitt Chamber of Commerce. Mr. Hunnicutt has been a Director since September 2005.
Robert L. Holden, Sr., Director. Age 62. For the past five years, Robert L. Holden has been a co-owner and operator of Grady Ranch, has served on the board of directors of the AgFirst Farm Credit Bank, and has served as director of the Southwest Georgia Agricultural Credit Association in Bainbridge, Georgia. Mr. Holden also serves on the board of directors of Georgia Milk Producers (currently serving as VP), American Dairy Association and Grady County Farm Bureau. Mr. Holden has served as a Director since September 2005.
Michael W. Harrell, Director. Age 46. For the past five years, Michael W. Harrell has been President, CEO and majority shareholder of Southwest Georgia Oil Company, Inc. of Bainbridge, Georgia. He is on the board of trustees for Bainbridge College, the Library Foundation, past President of the Bainbridge-Decatur YMCA, past Director of the Bainbridge Housing Authority, and a member of the Bainbridge Rotary Club. Mr. Harrell has served as a Director since September 2005.
YOUR BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND WOULD RECOMMEND A VOTE FOR ANY OF THE DIRECTORS. YOU MAY VOTE FOR TEN NOMINEES. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR DIRECTOR, THE PROXIES WILL VOTE FOR THE INCUMBENT DIRECTORS MURRAY CAMPBELL, TOMMY HILLIARD, STEVE COLLINS, MILEY ADAMS, THOMAS DOLLAR, II, JOHN JOHNSON, DONALD SHIRAH, KENNETH HUNNICUTT, ROBERT HOLDEN, SR., AND MICHAEL HARRELL.

Biographical Information on Non-Nominee Directors and Officers.
Bryant Campbell, Secretary and Director. Age 59. Mr. Campbell has served as a Director since our inception and is not seeking re-election to the board of directors. For the past five years, Mr. Campbell has been a farmer in Mitchell County, GA. He currently serves as a member of the City Council for Camilla, Georgia. Bryant Campbell and Murray Campbell, our CEO, are cousins. Mr. Campbell is also the former secretary/treasurer and member of the board of directors for Pinecliff Ginn.
J. Harris Morgan, Jr., Former Director. Age 62. Mr. Morgan served as a Director from our inception to the time he resigned from our board of directors in February 2008. For the past five years, Mr. Morgan has owned and operated Option Care I.V. Pharmacy and Thrift Center Pharmacy. He has also owned and operated J. Harris Morgan Farms, a purebred charolais cattle operation. In 2002, he served as the President of the Georgia Pharmacy Association. Mr. Morgan has been a member of the board of directors for the Camilla Chamber of Commerce and the Camilla Boys and Girls Club.
Lawrence Kamp, Chief Financial Officer. Age 56. Lawrence Kamp was hired as our CFO in March 2007. Prior to that, Mr. Kamp had been employed as the CFO of Agri Ethanol located in Raleigh, North Carolina and prior to his employment with Agri Ethanol, Mr. Kamp was Controller at ConAgra’s Raleigh, North Carolina location. From 2000 to 2005 Mr. Kamp was the Director of Finance at Coca-Cola Bottling plant in Lehigh Valley, Pennsylvania.
Security Ownership of Certain Beneficial Owners
As of December 1, 2008, the following beneficial owner(s) owned or held 5% or more of our outstanding units:

	Name and Address of	Amount and Nature
Title of Class	Beneficial Owner	of Beneficial Ownership	Percent of Class
Membership Units	Ethanol Capital Group, LLC
	5151 E. Broadway Ste. 510
	Tucson, AZ 85711	5,000 units	6.45%
Membership Units	Green Capital, LLC
	8501 E. Willow Ridge
	Sioux Falls, SD 57110	5,000 units	6.45%
Security Ownership of Management
As of December 1, 2008, Members of our board of directors, nominees for the board of directors and named executive officers own units as follows:

	Name of	Amount and Nature	Percent of Class
Title of Class	Beneficial Owner(1)	of Beneficial Owner	at 2008 Year End
Membership Units	Miley Adams	200 units	0.26%
Membership Units	Steve Collins	155units	0.20%
Membership Units	Bryant Campbell	250 units	0.33%
Membership Units	Murray Campbell	380 units	0.50%
Membership Units	Thomas H. Dollar, II (2)	1,020 units	1.33%
Membership Units	Michael W. Harrell (3)	600 units	0.78%
Membership Units	Tommy L. Hilliard	250 units	0.33%
Membership Units	Robert L. Holden, Sr.	250 units	0.33%
Membership Units	Kenneth J. Hunnicutt	100 units	0.13%
Membership Units	John B. Johnson	120 units	0.16%
Membership Units	Lawrence Kamp, CFO (4)	191 units	0.25%
Membership Units	J. Harris Morgan	400 units	0.52%
Membership Units	Donald Shirah	250 units	0.33%
	Totals:	4,166 units	5.45%

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.

(2)
Units beneficially owned by the Thomas H. Dollar Marital Trust of which our Director Thomas H. Dollar, II is the trustee and by Dollar Farm Products of which our Director Thomas H. Dollar, II is the president.

(3)	Units beneficially owned by Southwest Georgia Oil Company Inc. Our Director Michael W. Harrell is the president.

(4)
Reflects options to purchase Units issued to Mr. Kamp pursuant to the Option Plan and Option Agreement. The percentage of class is calculated based on the total number of units currently outstanding plus the number of units for which options may be exercised.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The board of directors generally meets once per month but does hold additional meetings as needed. The board of directors held fourteen (14) regularly scheduled and special meetings during the fiscal year ended September 30, 2008. Each Director attended at least 75% of the meetings of the board of directors during the fiscal year ended September 30, 2008, with the exception of Tommy Hilliard, Thomas Dollar, II and Michael Harrell. Tommy Hilliard, Thomas Dollar, II, Murray Campbell and Kenneth J. Hunnicutt attended at least 75% of the meetings of the Executive Committee which are held at least once a week.
The board of directors does not have a formalized process for holders of membership units to send communications to the board of directors. The board of directors feels this is reasonable given the accessibility of our directors. Members desiring to communicate with the board of directors are free to do so by contacting a Director. The names of our Directors are listed on the Company’s website at www.firstunitedethanol.com.

The board of directors does not have a policy with regard to Directors’ attendance at annual meetings. This is the first annual meeting of the Company at which election of the Directors and other action will occur. The Company held an information meeting in 2008, which was attended by all of the Directors. Due to this high attendance record, it is the view of the board of directors that such a policy is unnecessary.
Director Independence
Our independent Directors are Tommy Hilliard, Steve Collins, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, J. Harris Morgan and Robert Holden, Sr. Our Directors that are not independent are Murray Campbell, Bryant Campbell, Miley Adams and Michael Harrell. The determination of independence is made by reference to NASDAQ rule 4200. Murray Campbell is not considered independent because of his role as an executive officer of the Company. Bryant Campbell and Miley Adams are not considered independent because of familial relationships with Murray Campbell our Chief Executive Officer. Michael W. Harrell is not considered independent because a company controlled by Mr. Harrell is a customer of First United. In evaluating the independence of our Directors, we considered the following factors: (i) the business relationships of our Directors; (ii) positions our Directors hold with other companies; (iii) family relationships between our Directors and other individuals involved with the Company; (iv) transactions between our Directors and the Company; and (v) compensation arrangements between our Directors and the Company.
Audit Committee
The purpose of the audit committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls. The audit committee appoints and monitors the independence and qualifications of the Company’s independent auditors, monitors the performance of the Company’s internal audit function, provides an avenue of communication among the independent auditors, management, and the Company’s board of directors, and prepares an audit committee report to be included in the Company’s annual proxy statement. The audit committee of the board of directors operates under a charter adopted by the board of directors in November 2006, which is included in an appendix to this 2009 Proxy Statement. Under the charter, the audit committee must have at least three Members. The board of directors appointed Miley Adams, Robert L. Holden, Sr. and Kenneth J. Hunnicutt to the audit committee. The chairperson of the audit committee is Mr. Hunnicutt.
The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, a majority of our audit committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350, including the chairman of the committee, Mr. Hunnicutt. The board of directors has determined that Mr. Holden will serve as the audit committee’s financial expert as defined in Item 407 of Regulation S-B. The audit committee held four (4) meetings during the fiscal year ended September 30, 2008. All of our audit committee Members attended at least 75% of the audit committee meetings.
Audit Committee Report
The audit committee delivered the following report to the board of directors of the Company on December 17, 2008. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.
The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2008. The committee has discussed with Hein & Associates LLP, its independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The committee has received the written disclosures and the letter from Hein & Associates LLP required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence. The committee has considered whether the provision of services by Hein & Associates LLP not related to the audit of the financial statements referred to above are compatible with maintaining Hein & Associates LLP’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB accompanying this proxy statement for the fiscal year ended September 30, 2008.
Audit Committee
Kenneth J. Hunnicutt, Chair
Miley Adams
Robert L. Holden, Sr.
Independent Registered Public Accounting Firm
The audit committee selected Hein & Associates LLP as independent registered public accountants for the fiscal year October 1, 2008 to September 30, 2009. A representative of Hein & Associates LLP is expected to be present at the annual meeting of Members and will have an opportunity to make a statement if so desired. The representative is also expected to be available for questions from the Members.
Audit Fees
The aggregate fees billed by the principal independent registered public accountants (Hein & Associates LLP) to the Company for the fiscal year ended September 30, 2008, and the fiscal year ended September 30, 2007 are as follows:

Category	Year	Fees
Audit Fees (1)	2008	$118,000
	2007	$90,000
Audit-Related Fees	2008	0
	2007	0
Tax Fees	2008	0
	2007	0
All Other Fees	2008	0
	2007	0

(1)
The audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-KSB and review of the financial statements included in the Company’s quarterly reports on Form 10-QSB as well as services in connection with other statutory and regulatory filings or engagements for the fiscal years ended September 30, 2008 and 2007.

Prior to engagement of the principal accountant to perform audit services for the Company, the principal accountant was pre-approved by our Audit Committee pursuant to Company policy requiring such approval.
One hundred percent of all audit, audit-related and tax services were pre-approved by our Audit Committee.
Nominating Committee
The nominating committee of the board of directors operates under a charter adopted by the board of directors on December 10, 2008, which is included in an appendix to this 2009 Proxy Statement. Under the charter, the nominating committee must have at least three Members. The board of directors appointed Bryant Campbell, Miley Adams, John Johnson and Thomas Dollar, II to the nominating committee. The chairperson of the nominating committee is Bryant Campbell. The nominating committee held two (2) meetings during the fiscal year ended September 30, 2008. Subsequent to our fiscal year ended September 30, 2008, our nominating committee held three (3) meetings to consider nominations for the 2009 Annual Meeting. All of our nominating committee members attended at least 75% of the nominating committee meetings.
Based upon the size of the Company and the board’s familiarity with the Company since inception, the board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. The nominating committee oversees the identification and evaluation of individuals qualified to become Directors and recommends to the board of directors the director nominees for each annual meeting of the Members. The major responsibilities of the nominating committee are to:
•	Identify, recruit and evaluate candidates for directors positions;

•	Make recommendations to the board concerning board composition;

•	Evaluate the participation and contribution of each director before deciding whether to recommend for re-election;

•	Fill vacancies on the board of directors; and

•	Recommend nominees to the board of directors for election or re-election.
The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, two members of our four member nominating committee are independent within the definition of independence provided by NASDAQ rules 4200 and 4350.
Nominations for the election of Directors may also be made by any member entitled to vote generally in the election of Directors. In accordance with the Company’s operating agreement, a member desiring to nominate one or more persons for election as a Director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of the Company at least 60 days, but not more than 90 days, prior to the annual meeting. This notice must contain: (i) the name and address of record of the Member who intends to make the nomination; (ii) a representation that the Member is holder of units of the Company entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (v) such other information regarding each nominee proposed by the Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the Company’s outstanding units that clearly sets forth the proposed candidate as a nominee of the Director’s seat to be filled at the next election of Directors. If a presiding officer at a meeting of the Members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.
Code of Ethics
On November 28, 2006, our board of directors adopted a code of ethics for the Chief Executive and Chief Financial Officers of First United Ethanol, LLC. The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting our business affairs. A copy of our code of ethics was filed as Exhibit 14.1 to our Form 10-KSB filed with the SEC on December 22, 2006 and any interested Member may obtain a copy without charge by contacting our Director of Communications, Alicia Shirah, at (229) 522-2822 or Alicia@firstunitedethanol.com.
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Compensation Discussion and Analysis
The general philosophy of First United Ethanol, LLC is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives. Compensation consists primarily of annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions.
The terms of Mr. Campbell’s and Mr. Kamp’s employment agreements were recommended by our compensation committee to the full board of directors. The board of directors then approved the employment agreements. No other executive officers play any role in determining or recommending the amount or form of Mr. Campbell’s or Mr. Kamp’s compensation.
The compensation of our other employees is principally based on the recommendations of the Chief Executive Officer and reflects his assessment of the nature of each employee’s position, individual performance, contribution to our overall performance, experience and tenure with the Company. The compensation committee also considers various other factors, including the level of each employee’s responsibilities within the Company, our financial performance and the level of compensation increases in our industry.
Our board of directors does not currently receive directors’ fees or any other compensation.
We do not utilize compensation consultants in determining or recommending the amount or form of any compensation.

Compensation Committee
The board of directors appointed Miley Adams (chairman), Michael W. Harrell, and Bryant Campbell to the compensation committee. The compensation committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and oversees the compensation of the Company’s other executive officers. The compensation committee held a total of two (2) meetings during the fiscal year ended September 30, 2008. All of our compensation committee Members attended at least 75% of the compensation committee meetings.
The compensation committee has the overall responsibility for approving and evaluating the Company’s executive compensation plans, policies and programs. The committee makes a recommendation to the full board of directors, which then makes the final decision regarding executive compensation plans, policies and programs. The compensation committee adopted a committee charter in April 2007. The compensation committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.
Compensation Committee Interlocks and Insider Participation
No Member of the compensation committee was, during the last fiscal year, an executive officer or employee of the Company and no Member of the compensation committee is a former officer of the Company. No executive officer of the Company has: (i) served as a Member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s compensation committee, (ii) served as a director of another entity, one of whose executive officers served on the Company’s compensation committee, or (iii) served as a Member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.
Compensation Committee Report
The committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-B and based on such review and discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis by included in the Company’s proxy statement on Schedule 14A.
Compensation Committee
Miley Adams, Chair
Michael W. Harrell
Bryant Campbell
Summary Compensation Table
The following table summarizes all compensation paid or payable by the Company during the last two fiscal years to our Chief Executive Officer and our Chief Financial Officer.

						Non-Equity
Name and						Incentive Plan
Principal						Compensation	All Other
Position	Year	Salary		Option Awards		Earnings(2)	Compensation	Total
Murray Campbell,	Fiscal Year 2008	$175,000		$0		$0	$0	$175,000
Chief Executive Officer	Fiscal Year 2007	$0		$0		$0	$0	$0
Lawrence Kamp,	Fiscal Year 2008	$115,000		$0		$0	$0	$115,000
Chief Financial Officer	Fiscal Year 2007	$67,231	(1)	$8,481	(3)	$0	$0	$75,712

(1)	Includes all compensation paid to Mr. Kamp between March 6, 2007, the date he signed the employment agreement with First United, and the end of the fiscal year ended September 30, 2007.

(2)
Mr. Campbell and Mr. Kamp are each eligible for an annual performance bonus. However, both executives and the board of directors have agreed that performance bonuses will not be paid until after the ethanol plant has been operational for a sufficient period of time.

(3)
Includes a pro rata portion of amounts recognized for financial reporting purposes for the 2007 fiscal year. The Company estimated future non-vested option forfeitures at 0% as of September 30, 2007. Valuation of the fair value of the options and forfeitures were determined in accordance with SFAS 123R. Please see Note 5 to our financial statements for a discussion of the assumptions used in the valuation of our options.

Option Plan and Option Agreements
In April 2007, our Board of Directors adopted a Membership Unit Option Plan (the “Plan”). The Plan permits the company to grant unit options and units to its employees for up to two percent (2%) of the total number of units outstanding at the close of our registered offering, or 1,532 units. We believe that the awards will better align the performance goals of its employees with those of its members. Option awards are generally granted with an exercise price of $1,000 per unit, and they generally vest over three to five years of continuous service and have ten-year contractual terms. Certain option awards may provide for accelerated vesting if there is a change in control of the Company or the employee is terminated without cause.
On December 18, 2007, we entered into Non-Qualified Membership Unit Option Agreements with our Chief Financial Officer, Lawrence Kamp. Mr. Kamp’s option agreement grants him the option to purchase 191 units, which represents 1/4 of 1% of our outstanding units as of the close of our registered offering. This agreement was entered into in accordance with the Plan as discussed above. All of the option units are initially unvested units. They will become vested over a three-year period from 2008 through 2010. However, Mr. Kamp may exercise his options to purchase units at any time from the grant date of June 8, 2007 until 10 years thereafter, whether or not the units are vested. If the units are unvested, then the unvested units, if purchased, will be subject to a repurchase option held by the Company unless and until they become vested units. In addition, the Company has a right of first refusal in the event that Mr. Kamp desires to transfer any or all of their vested units to any person other than the Company.
Director Compensation
Except for our employment agreement and project development agreement with Mr. Murray Campbell, our Chief Executive Officer, we do not compensate any of our directors for their services. Currently, each of our directors is reimbursed for their expenses for attending board meetings. In the future, each of our directors may receive compensation for attending board meetings. The table below sets forth the compensation paid to our Chairman, Mr. Campbell during our 2007 fiscal year.
On April 28, 2006, we entered into a project development and consulting agreement with our Chief Executive Officer, Murray Campbell. At the time, Mr. Campbell was the board chairman. Under the agreement, Mr. Campbell provided consulting services through construction and initial start-up of the project in exchange for an aggregate fee of $130,000. We paid one-half of the total fee or $65,000 to Mr. Campbell in 2006 and we will pay the balance in our fiscal year ending September 30, 2009.
MEMBER NOMINATIONS FOR DIRECTOR POSITIONS
Pursuant to the Company’s operating agreement, any Member wishing to submit Director nominations must do so not less than sixty (60) days nor more than ninety (90) days prior to the Company’s annual meeting. If a Member nominates a candidate for election to the board in compliance with the provisions of the operating agreement but fails to submit the nomination by the deadline set forth in the operating agreement, the board will have the discretion to determine whether it has sufficient time to include the nomination in the Company’s proxy statement. If the board decides that it does not have sufficient time to amend its proxy statement to include the nomination, it shall notify the Member of such fact and the Member may choose to proceed with preparation and delivery of its own proxy statement to Members in which the Member’s nomination for election to the board of directors is identified and described.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Since our inception, we have entered into transactions with related parties. Our initial directors constitute our founding members. As such, we currently do not have outside directors or unaffiliated unit holders to evaluate related party transactions.
On April 28, 2006, we entered into a project development and consulting agreement with our Chief Executive Officer, Murray Campbell. At the time, Mr. Campbell was the board chairman. Under the agreement, Mr. Campbell provided project development and consulting services through construction and initial start-up of the project in exchange for an aggregate fee of $130,000. We paid one-half of the total fee or $65,000 to Mr. Campbell in 2006 and we will pay the balance in our fiscal year ending September 30, 2009.
Subsequent to our fiscal year ended September 30, 3008, Mr. Harrell, one of our board members, prepaid for approximately $2,000,000 of ethanol, which will be delivered to Mr. Harrell’s company, Southwest Georgia Oil Company, Inc., no later than March 31, 2009.
The following members of our board of directors meet the definition of independent director set forth by NASDAQ: Tommy Hilliard, Steve Collins, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, J. Harris Morgan and Robert Holden, Sr.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and Directors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2008.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s Annual Report, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2008, accompanies the mailing of this Proxy Statement.
The Company will provide each Member solicited a copy of our annual report on Form 10-KSB without charge upon written request. The written request should be directed to Thomas H. Dollar, II, Board Chairman of First United Ethanol, LLC at 4433 Lewis B. Collins Road, Pelham, Georgia 31779. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of membership units in the Company on December 1, 2008. Our Form 10-KSB for the year ended September 30, 2008, complete with exhibits, is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).
OTHER MATTERS
The board of directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the membership units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Thomas H. Dollar, II
Thomas H. Dollar, II,
Chairman of the Board of First United Ethanol, LLC

December 31, 2008
TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2009 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (229) 522-2824 OR MAIL IT TO US AT P.O. BOX 386, CAMILLA, GEORGIA 31730 SO THAT IT IS RECEIVED NO LATER THAN TUESDAY, FEBRUARY 17, 2009 (5:00 P.M.) WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

Appendix A
FIRST UNITED ETHANOL, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I. Purpose
The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of First United Ethanol, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:
•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•	Monitor the performance of the Company’s internal audit function and independent auditors;

•	Provide an avenue of communication among the independent auditors, management, and the Board; and

•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
II. Authority
The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:
•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

•	Resolve any disagreements between management and the independent auditor regarding financial reporting;

•	In the Committee Chairman’s sole discretion, pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;

•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;

•	Meet with Company officers, external auditors, or outside counsel, as necessary;

•
Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•
Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III. Composition
1.	Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

2.
The Committee shall be comprised of at least three independent directors of the Company (as defined in subparagraph 3 of this Article III below), all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.

3.	A director will NOT be considered independent for purposes of this Article III, if such director:
(a)
Receives any consulting, advisory, or other compensatory fees from the Company, other than board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

(b)	Is an “affiliated person” of the Company, the definition of which is attached hereto as Exhibit 1;

(c)	Is an employee of the Company or any current subsidiary of the Company;

(d)
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $120,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(e)	Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(f)
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(g)	Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(h)	Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;
4.	Committee members and a Committee chair shall be recommended and appointed by the Board.
IV. Meetings
The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via teleconference or video-conference.
The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.
V. Scope of Responsibilities and Duties
Charter Review
Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

Financial Reporting
Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:
•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.
Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.
Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with Statements of Accounting Standards (“SAS”) No. 61, Communications with Audit Committee (relating to the conduct of the audit and the application of significant accounting policies and estimates), SAS No. 89, Audit Adjustments (relating to audit adjustments) and SAS No. 90, Audit Committee Communications (relating to the quality, not just the acceptability, of the Company’s accounting principles and estimates), all as amended from time to time, which are attached to this charter as Exhibit 2.
Review disclosures made by Principal Executive Officer and Principal Financial Officer in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

Internal Control
Consider the effectiveness of the Company’s internal control system, including information technology, security and control.
Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
Internal Audit
In the event the Company employs an internal audit department, the Committee shall:
Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.
Review the effectiveness of the internal audit function.
Independent Auditors
Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:
At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.
Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.
Present its conclusions with respect to the external auditor to the Board.

Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.
Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.
On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.
Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.
Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.
Present its conclusions with respect to the independent auditor to the Board.
Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.
Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.
Compliance
At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.
Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.
Obtain regular updates from management and Company legal counsel regarding compliance matters.
Reporting Responsibilities
Annually prepare such report and certification to unit holders as required by SEC regulations.
Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.
Other Audit Committee Responsibilities
Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.
As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.
Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.
Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.
Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

EXHIBIT 1

EXHIBIT 1
The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.
(A)	A person will be deemed not to be in control of a specified person for purposes of this section if the person:
1.	Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

2.	Is not an executive officer of the specified person.
(B)
The previous paragraph (Subparagraph A) of this section only creates a safe harbor position that a person does not control a specified person. The existence of the safe harbor does not create a presumption in any way that a person exceeding the ownership requirement in the previous paragraph (Subparagraph A) of this section controls or is otherwise an affiliate of a specified person.

The following will be deemed to be affiliates:
(A)	An executive officer of an affiliate;

(B)	A director who also is an employee of an affiliate;

(C)	A general partner of an affiliate; and

(D)	A managing member of an affiliate.
For purposes of the previous paragraph (Subparagraph A) of this section, dual holding companies will not be deemed to be affiliates of or persons affiliated with each other by virtue of their dual holding company arrangements with each other, including where directors of one dual holding company are also directors of the other dual holding company, or where directors of one or both dual holding companies are also directors of the business jointly controlled, directly or indirectly, by the dual holding companies (and, in each case, receive only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of the dual holding companies or any entity that is jointly controlled, directly or indirectly, by the dual holding companies).

EXHIBIT 2

Communication With Audit Committees	675
AU Section 380
Communication With Audit Committees
Source: SAS No. 61; SAS No. 89; SAS No. 90.
See section 9380 for interpretations of this section.
Effective for audits of financial statements for periods beginning on or after January 1, 1989, unless otherwise indicated.
.01 This section establishes a requirement for the auditor to determine that certain matters related to the conduct of an audit are communicated to those who have responsibility for oversight of the financial reporting process.1 For purposes of this document, the recipient of the communications is referred to as the audit committee. The communications required by this section are applicable to (1) entities that either have an audit committee or that have otherwise formally designated oversight of the financial reporting process to a group equivalent to an audit committee (such as a finance committee or budget committee) and (2) all Securities and Exchange Commission (SEC) engagements.2
.02 This section requires the auditor to ensure that the audit committee receives additional information regarding the scope and results of the audit that may assist the audit committee in overseeing the financial reporting and disclosure process for which management is responsible. This section does not require communications with management; however, it does not preclude communications with management or other individuals within the entity who may, in the auditor’s judgment, benefit from the communications.

Communication with the audit committee by the independent auditor on certain specified matters when they arise in the conduct of an audit is required by other standards, including:
•	Section 325, Communication of Internal Control Related Matters Noted in an Audit.

•	Section 316, Consideration of Fraud in a Financial Statement Audit.

•	Section 317, Illegal Acts by Clients.

•	Section 801, Compliance Auditing Considerations in Audits of Governmental Entities and Recipients of Governmental Financial Assistance.

In addition, section 722, Interim Financial Information, requires that certain information be communicated to audit committees as a result of performing a review of interim financial information. [Footnote revised, November 2002, to reflect conforming changes necessary due to the issuance of Statement on Auditing Standards No. 100.1

[2]	For purposes of this section, an SEC engagement is defined as one that involves the audit of the financial statements of-
1.	An issuer making an initial filing, including amendments, under the Securities Act of ]933 and the Securities Exchange Act of 1934.

2.
A registrant that files periodic reports with the SEC under the investment Company Act of 1940 or the Securities Exchange Act of 1934 (except a broker or dealer registered only because of section 15(a) of the 1934 Act).

3.
A bank or other lending institution that files periodic reports with the Comptroller of the Currency, the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Home Loan Bank Board because the powers, functions, and duties of the SEC to enforce its periodic reporting provisions are vested, pursuant to section 12(i) of the 1934 Act, in those agencies. (Section 12(g) of the Securities Exchange Act of 1934 provides an exemption from periodic reporting to the SEC to ILJ entities with less than 85 million in total assets on the last day of each of the entity’s three most recent fiscal years and fewer than 500 shareholders and [2] entities with fewer than 300 shareholders. Accordingly, such entities are not encompassed within the scope of this definition.)

4.
A company whose financial statements appear in the annual report or proxy statement of any investment fund because it is a sponsor or manager of such a fund, but which is not itself a registrant required to file periodic reports under the 1940 Act or section 13 or 15(d) of the Securities Exchange Act of 1934.

AICPA Professional Standards	AU §380.02

676	The Standards of Field Work
.03 The communications may be oral or written. If information is communicated orally, the auditor should document the communication by appropriate memoranda or notations in the working papers.3 When the auditor communicates in writing, the report should indicate that it is intended solely for the information and use of the audit committee or the board of directors and, if appropriate, management, and is not intended to be and should not be used by anyone other than these specified parties.
.04 The communications specified by this section are incidental to the audit. Accordingly, they are not required to occur before the issuance of the auditor’s report on the entity’s financial statements so long as the communications occur on a timely basis. There may be occasions, however, when discussion of certain of the matters (specified by paragraphs .06 through .14 below) with the audit committee prior to the issuance of the report may, in the auditor’s judgment, be desirable.
.05 It may be appropriate for management to communicate to the audit committee certain of the matters specified in this section. In such circumstances, the auditor should be satisfied that such communications have, in fact, occurred. Generally, it is not necessary to repeat the communication of recurring matters each year. Periodically, however, the auditor should consider whether, because of changes in the audit committee or simply because of the passage of time, it is appropriate and timely to report such matters. Finally, this section is not intended to restrict the communication of other matters.
Matters to Be Communicated
The Auditor’s Responsibility Under Generally Accepted Auditing Standards
.06 An audit performed in accordance with generally accepted auditing standards may address many matters of interest to an audit committee. For example, an audit committee is usually interested in internal control and in whether the financial statements are free of material misstatement. In order for the audit committee to understand the nature of the assurance provided by an audit, the auditor should communicate the level of responsibility assumed for these matters under generally accepted auditing standards. It is also important for the audit committee to understand that an audit conducted in accordance with generally accepted auditing standards is designed to obtain reasonable, rather than absolute, assurance about the financial statements.

[3]
The auditor may wish to review the minutes, if any, prepared by the audit committee for consistency with the auditor’s understanding of the communications. [Footnote added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No. 90.7

AU §380.03	Copyright © 2003, American Institute of Certified Public Accountants, Inc.

Communication With Audit Committees	677
Significant Accounting Policies
.07 The auditor should determine that the audit committee is informed about the initial selection of and changes in significant accounting policies or their application. The auditor should also determine that the audit committee is informed about the methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus. For example, significant accounting issues may exist in areas such as revenue recognition, off-balance-sheet financing, and accounting for equity investments.
Management Judgments and Accounting Estimates
.08 Accounting estimates are an integral part of the financial statements prepared by management and are based upon management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and assumptions about future events. Certain accounting estimates are particularly sensitive because of their significance to the financial statements and because of the possibility that future events affecting them may differ markedly from management’s current judgments. The auditor should determine that the audit committee is informed about the process used by management in formulating particularly sensitive accounting estimates and about the basis for the auditor’s conclusions regarding the reasonableness of those estimates.
Audit Adjustments
.09 The auditor should inform the audit committee about adjustments arising from the audit that could, in his judgment, either individually or in the aggregate, have a significant effect on the entity’s financial reporting process. For purposes of this section, an audit adjustment, whether or not recorded by the entity, is a proposed correction of the financial statements that, in the auditor’s judgment, may not have been detected except through the auditing procedures performed. Matters underlying adjustments proposed by the auditor but not recorded by the entity could potentially cause future financial statements to be materially misstated, even though the auditor has concluded that the adjustments are not material to the current financial statements. [As amended, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.]
.10 The auditor also should inform the audit committee4 about uncorrected misstatements aggregated by the auditor during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole.5 [Paragraph added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.]

[4]
The presentation to the audit committee should be similar to the summary of uncorrected misstatements included in or attached to the management representation letter. See footnote 6 of section 333, Management Representations. [Footnote added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.1

[5]
The communication to management and the audit committee of immaterial misstatements aggregated by the auditor does not constitute a communication pursuant to section 317.17, Section 10A of the Securities Exchange Act of 1934, or section 316.79—.82. The auditor may have additional communication responsibilities pursuant to section 317, Section 10A of the Securities Exchange Act of 1934, or section 316. [Footnote added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89. Footnote revised, January 2004, to reflect conforming changes necessary due to the issuance of Statement on Auditing Standards No. 99.]

AICPA Professional Standards	AU §380.10

678	The Standards of Field Work
Auditor’s Judgments About the Quality of the Entity’s Accounting Principles
.11 In connection with each SEC engagement (see paragraph .01), the auditor should discuss with the audit committee the auditor’s judgments about the quality, not just the acceptability, of the entity’s accounting principles as applied in its financial reporting. Since the primary responsibility for establishing an entity’s accounting principles rests with management, the discussion generally would include management as an active participant. The discussion should be open and frank and generally should include such matters as the consistency of the entity’s accounting policies and their application, and the clarity and completeness of the entity’s financial statements, which include related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.6 Examples of items that may have such an impact are the following:
•	Selection of new or changes to accounting policies
•	Estimates, judgments, and uncertainties
•	Unusual transactions

•	Accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded
Objective criteria have not been developed to aid in the consistent evaluation of the quality of an entity’s accounting principles as applied in its financial statements. The discussion should be tailored to the entity’s specific circumstances, including accounting applications and practices not explicitly addressed in the accounting literature, for example, those that may be unique to an industry. [Paragraph added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No. 90.]
Other Information in Documents Containing Audited Financial Statements
.12 The audit committee often considers information prepared by management that accompanies the entity’s financial statements. An example of information of this nature would be the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that certain entities that file reports with the SEC are required to present in annual reports to shareholders. Section 550, Other Information in Documents Containing Audited Financial Statements, establishes the auditor’s responsibility for such information.’ The auditor should discuss with the audit committee his responsibility for other information in documents containing audited financial statements, any procedures performed, and the results. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

[6]
These characteristics of accounting information are discussed in the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Concepts No. 2, Qualitative Characteristics of Accounting Information. FASB Concepts Statement No. 2 notes that consistently understating results or overly optimistic estimates of realization are inconsistent with these characteristics. [Footnote added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No, 90.]

Guidance on the auditor’s consideration of other information is also provided by section 558, Required Supplementary Information; section 551, Reporting on Information Accompanying the Basic Financial Statements in Auditor-Submitted Documents; and section 711, Filings Under Federal Securities Statutes. [Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

AU §380.11	Copyright © 2005, American Institute of Certified Public Accountants, Inc.

Communication With Audit Committees	679
Disagreements With Management
.13 Disagreements with management may occasionally arise over the application of accounting principles to the entity’s specific transactions and events and the basis for management’s judgments about accounting estimates. Disagreements may also arise regarding the scope of the audit, disclosures to be included in the entity’s financial statements, and the wording of the auditor’s report. The auditor should discuss with the audit committee any disagreements with management,’ whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity’s financial statements or the auditor’s report. For purposes of this section, disagreements do not include differences of opinion based on incomplete facts or preliminary information that are later resolved. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]
Consultation With Other Accountants
.14 In some cases, management may decide to consult with other accountants about auditing and accounting matters. When the auditor is aware that such consultation has occurred, he should discuss with the audit committee his views about significant matters that were the subject of such consultation.9 [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]
Major Issues Discussed With Management Prior to Retention
.15 The auditor should discuss with the audit committee any major issues that were discussed with management in connection with the initial or recurring retention of the auditor including, among other matters, any discussions regarding the application of accounting principles and auditing standards. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

[8]	The glossary to Financial Accounting Standards Board (FASB) Statement No. 57, Related Party Disclosures [AC section R36], defines management as follows:

Persons who are responsible for achieving the objectives of the enterprise and who have the authority to establish policies and make decisions by which those objectives are to be pursued. Management normally includes members of the board of directors, the chief executive officer, chief operating officer, vice presidents in charge of principal business functions (such as sales, administration, or finance), and other persons who perform similar policy-making functions. Persons without formal titles also may he members of management.

[Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

Circumstances in which the auditor should be informed of such consultations are described in section 625, Reports on the Application of Accounting Principles, paragraph .07. [Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

AICPA Professional Standards	AU §380.15

680	The Standards of Field Work
Difficulties Encountered in Performing the Audit
.16 The auditor should inform the audit committee of any serious difficulties he encountered in dealing with management related to the performance of the audit. This may include, among other things, unreasonable delays by management in permitting the commencement of the audit or in providing needed information, and whether the timetable set by management was unreasonable under the circumstances. Other matters that the auditor may encounter include the unavailability of client personnel and the failure of client personnel to complete client-prepared schedules on a timely basis. If the auditor considers these matters significant, he should inform the audit committee. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]
Effective Date
.17 This section is effective for audits of financial statements for periods beginning on or after January 1, 1989. Early application of the provisions of this section is permissible.

AU §380.16	Copyright © 2001, American Institute of Certified Public Accountants, Inc.

Appendix B
First United Ethanol, LLC
Charter of the Nominating Committee of the Board of Directors
Pursuant to Section 5.5 of the Operating Agreement of First United Ethanol, LLC, the Board of Directors (“Board”) of First United Ethanol, LLC (“Company”) and in accordance with other provisions therein, established a Nominating Committee (“Committee”) on this 10th day of December, 2008.
I. Purpose
The Committee’s role is to recommend candidates for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual member meetings.
II. Authority
The Committee shall have the resources and authority necessary to discharge its duties and responsibilities as it deems appropriate in its sole discretion. Additionally, the Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates, including the authority to approve the search firm’s fees and other retention terms.
III. Composition
The Committee shall be comprised of at least three (3) members, one (1) of whom shall meet the independence qualification requirements set forth in Section V.A of this Charter. However, the Board should strive to establish a Committee with at least the same proportion of members meeting the independence qualification requirements as that of the entire Board. The Committee may at any time have not more than one (1) member, who is not a director, serving as a Committee member. Each Committee member shall be elected by a majority vote of the directors and shall individually meet the requirements as may be set by the Board from time to time. The Board may remove a Committee member, with or without cause, by a majority vote of the at-large directors, provided that the Board at all times assures the Committee maintains the requisite number and composition of Committee members herein provided.
Unless a Chairperson is appointed by the directors, the members of the Committee may designate a Chairperson by a majority vote of the full Committee. The Chairperson shall govern all regular and special sessions of the Committee, be responsible for the scheduling of regular meetings, and set agendas for all such meetings. The Chairperson shall serve until the expiration of his or her term or until his or her resignation, retirement, or removal and a successor has been appointed. If the Chairperson is absent from a meeting, another member of the Committee shall serve as chairperson for the purposes of that meeting.

1

IV. Duties and Responsibilities
The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to ensure that the nominating process and procedures of the Committee are in accordance with all Company requirements. In carrying out its responsibilities, the Committee will perform the following functions:
1.
Identify, recruit, and evaluate candidates for Director’s positions on the Board and the committees thereof and to consider the performance of incumbent directors in determining whether to nominate them for re-election;

2.	Make recommendations to the Board concerning the composition of the Board, including its size and qualifications for membership;
3.	Develop a process to be used by the Committee in identifying and evaluating candidates for membership on the Board and the committees thereof;
(i)	The Committee may consider potential director candidates recommended by members, provided that the proposed candidates satisfy any minimum qualifications of the Company for its directors.
(ii)	The Committee may identify prospective directors from any reasonable source, including, but not limited to, the consultation of third-party director search services.
4.
Evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist them in this evaluation. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board;

5.	Annually present to the Board a list of candidates recommended for election to the Board at the annual meeting of members;
6.	Present to the Board, as necessary, candidates for Committee membership and individuals recommended to fill vacancies that may occur on the Board; and
7.
Perform any other activities consistent with this Charter, the Company’s Articles of Organization, the Company’s Operating Agreement (as the same may be amended and/or restated and in effect from time to time), and governing law, as the Committee or the Board deems necessary and appropriate.

2

V. Procedures and Eligibility Requirements
A. Independency Requirements
The Committee has adopted a policy of maintaining a partially independent nominating committee. For the purpose of carrying out such policy, a nominating committee candidate will NOT be considered independent if such individual:
1.
Receives any consulting, advisory, or other compensatory fees from the Company, other than Board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way upon continued service);

2.	Is an “affiliated person” of the Company, as herein defined;
The term affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.
(i)	A person will be deemed not to be in control of the Company for purposes of this section if such person or entity:
•	Is not a beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the Company;
•	Is not an executive officer of the Company.
(ii)
The ownership requirement set forth in the previous subparagraph (i) does not create a presumption in any way that a person holding more than 10% of any class of the Company’s voting equity securities controls or is otherwise an affiliate of the Company.

The following will also be deemed affiliates:
(i)	An executive officer of an affiliate;

(ii)	A director who is also an employee of an affiliate;

(iii)	A general partner of an affiliate; and

(iv)	A managing member of an affiliate.
3.	Is an employee or officer of the Company or any current subsidiary of the Company; or

4.
Has accepted or has an immediate family member who has accepted payments, during the immediately preceding calendar year, from the Company or any of its subsidiaries in excess of One Hundred Twenty Thousand Dollars ($120,000), other than as compensation for Board or committee services, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation or certain permitted loans; or

3

5.	Has an immediate family member who is employed, or has been employed within the preceding calendar year, by the Company or any of its subsidiaries as an executive officer; or
6.
Is or has an immediate family member who is a partner or controlling member/shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs; or

7.
Is or has an immediate family member who is employed, or has been employed within the preceding calendar year, as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity.

B. Qualification Requirements
In recommending candidates to the Board, the Committee shall consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. The types of criteria the Committee shall take into account when identifying and evaluating potential candidates, shall include, but is not limited to the following:
1.	The candidate’s agricultural, business, legal, technical/engineering, accounting, and financial background and experience;
2.	The candidate’s community or civic involvement;
3.
The candidate’s independence from the Company and his or her lack of potential conflict(s) with the Company that cannot be handled by fully disclosing the candidate’s interest in a given transaction or by abstaining from decisions of the board in which the candidate may have an interest. Candidates should not have, or appear to have, a conflict of interest that would unreasonably impair the candidate’s ability to represent the interests of all of the Company’s members or to fulfill the responsibilities of a director;

4.
The candidate’s reputation for integrity, honesty, and adherence to high ethical standards. Candidates should have demonstrated business acumen, experience, and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision making process of the Company; and

5.
The specific needs of the existing Board relative to any particular candidate so that the overall Board compensation reflects a mix of talents, experience, expertise, and perspectives appropriate to the Company’s circumstances.

4

The re-nomination of existing directors shall not be automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing director’s performance on the Board and on any committee on which such director serves, which shall include attendance at Board and committee meetings and consideration of the extent to which such director(s) undertook continuing education programs.
C. Submission Requirements
Company members may submit recommendations for candidates to the Chairman of the Committee. All nominations shall be submitted in writing, to Nominating Committee at First United Ethanol, LLC, 4615 Back Nine Road, Pelham, GA 31779. Such submissions should include the nominating member’s name and contact information, a brief description of the candidate’s business experience, civic involvement, education and such other information as the member submitting the recommendation believes is relevant to the evaluation of the candidate. Candidates properly submitted by members of the Company or members of the Committee shall be considered in the same manner as all other candidates whether those submitted by third-party search firms to the Committee or generated by the Committee.
D. Meetings
The Committee shall meet at least two times annually. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will keep minutes at each of its meetings and such meeting minutes will be provided to the Board. Committee members will be furnished with copies of the minutes of each meeting. The Committee is governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and set forth in the Operating Agreement. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of this Charter, the Company’s Operating Agreement, and the laws of the State of Georgia.

5

Appendix C
FIRST UNITED ETHANOL, LLC
COMPENSATION COMMITTEE CHARTER
I. Purpose
The Compensation Committee (the “Committee”) shall evaluate the compensation of the executive officers of First United Ethanol, LLC (the “Company”) and assure that they are compensated effectively and in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee also shall communicate to members regarding the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission (the “SEC”). In addition, the Committee shall evaluate and make recommendations regarding the compensation of the directors, including their compensation for service on committees of the Board of Directors (the “Board”).
II. Membership and Qualification
The Committee shall consist of three (3) or more independent directors as defined in and determined pursuant to the rules and regulations of Nasdaq. However, if the Committee is comprised of at least three members, one director is permitted not to be independent provided that the director is not a current officer or employee of the Company or a family member of such a person, and the Board determines, under exceptional and limited circumstances, that such individual’s membership on the Committee is required by the best interests of the Company and its members. If the Board utilizes this exception, the Board will disclose the nature of the relationship and the reasons for the determination in the Company’s next annual meeting proxy statement.
The Committee members shall be appointed annually by the Board for terms of one year, or until their successors shall be duly elected and qualified. No member appointed by the Board pursuant to the exception described above may serve on the Committee for more than two years. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.
In addition to satisfying the requirements necessary to be independent directors under the rules and regulations of the Nasdaq, each member of the Committee also shall satisfy all requirements necessary from time to time to be “non-employee directors” under SEC Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and qualified “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and related regulations, all as amended from time to time (“Section 162(m)”).

III. Meetings and Other Actions
The Committee will meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee, the Chairman of the Board and/or the Chief Executive Officer of the Company. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Operating Agreement of the Company, including relevant provisions governing notices of meetings and waiver thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters.
A.	Unless otherwise authorized by the Board, the Committee shall not delegate any of its authority to any subcommittee.
B.
Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his/her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman or his/her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

IV. Goals, Responsibilities and Authority
In carrying out its mission, the Committee shall have the following responsibilities and authority (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable tax law such as Rule 162(m)):
A.
Periodically review, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation and (b) the Company’s executive compensation and (b) the Company’s executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability.

B.
Annually: (a) evaluate the performance of the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer and other executive officers in light of the Company’s corporate goals and objectives, (b) approve the total compensation (composed of salary, bonus and long-term incentive awards), including each element of total compensation, of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and other executive officers, (c) communicate to members the factors and criteria on which the Chief Executive Officer’s, Chief Financial Officer’s, Chief Operating Officer’s and other executive officers’ total compensation for the last year was based, including the relationship of the Company’s performance to each individual’s total compensation.

2

C.
Periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Company’s executive officers, and total funds reserved for payment under the compensation plans.

D.
Periodically evaluate (and approve any proposed amendments to) existing equity-related plans and employee benefit plans and evaluate and approve the adoption of any new equity-related plans and determine when it is necessary (based on advice of counsel) or otherwise desirable: (a) to modify, discontinue or supplement any such plans; or (b) to submit such amendment or adoption to a vote of the full Board and/or the Company’s members.

E.	Periodically review director compensation levels and practices and recommend changes to such compensation levels and practices as deemed appropriate.
F.	Approve annual retainer and meeting fees for Board and committees of the Board and fix the terms and awards of any stock compensation for members of the Board.
G.	Annually review and reassess the Committee’s performance and, if appropriate, propose to the Board, any desired changes in, the Committee’s Charter.
H.	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company and/or the Chairman of the Board, or as designated in plan documents.
V. Additional Resources
Subject to the approval of the Board of Directors, the Committee shall have the right to use reasonable amounts of time of the Company’s independent accountants, outside lawyers and other internal staff and also shall have the right to hire independent compensation experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board of Directors in advance of any expenditures.
VI. Disclosure of Charter
This charter will be made available on the Company’s website at www.firstunitedethanol.com.

3

FIRST UNITED ETHANOL, LLC
2009 Annual Meeting — Wednesday, February 18, 2009
For Unit Holders as of December 31, 2008
Proxy Solicited on Behalf of the Board of Directors

Member Name:

Please print clearly

Telephone Number:

Number of Units Owned:

ELECTION OF TEN DIRECTORS
You may withhold authority to vote for any nominee by striking out the name of any nominee.

	For	Absentions
Group I
Donald Shirah, Incumbent	☐	☐
John B. Johnson, Incumbent	☐	☐
Michael W. Harrell, Incumbent	☐	☐
Group II
Robert L. Holden, Sr., Incumbent	☐	☐
Steve Collins, Incumbent	☐	☐
Miley Adams, Incumbent	☐	☐
Group III
Thomas H. Dollar, II, Incumbent	☐	☐
Murray Campbell, Incumbent	☐	☐
Kenneth J. Hunnicutt, Incumbent	☐	☐
Tommy L. Hilliard, Incumbent	☐	☐

Signature:

Date:

Signature:

Date:

Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (229) 522-2824 no later than 5:00 p.m. on Tuesday, February 17, 2009
By signing this proxy card, you appoint Sandy Boone, Controller and Larry Kamp, Chief Financial Officer, jointly and severally, each with full power of substitution, as Proxies to represent you at the 2009 Annual Meeting of the Members to be held on Wednesday, February 18, 2009, at the Camilla Depot in Camilla, Georgia, and at adjournment thereof, on any matters coming before the meeting. Registration for the meeting will begin at 8:00 a.m. and the 2009 Annual Meeting will commence at approximately 9:00 a.m., local time.
Please specify your choice by marking the appropriate box for each matter above. The Proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be received by the Company by 5:00 p.m. on Tuesday, February 17, 2009.
This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If you do not mark any boxes, your units will be voted FOR Miley Adams, Murray Campbell, Steve Collins, Thomas H. Dollar, II, Michael W. Harrell, Tommy L. Hilliard, Robert L. Holden, Sr., Kenneth J. Hunnicutt, John B. Johnson and Donald Shirah.

Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please note that fact.